UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-922

(Commission File Number)

04-1366970

(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA 02199

(Address of principal executive offices)               (Zip Code)

Registrant´s telephone number, including area code: (617) 421-7000

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

10 Employment Agreement, dated January 19, 2001, between The Gillette Company and James M. Kilts, as amended through August 6, 2003

99 Press Release issued by The Gillette Company on August 7, 2003.

Item 9. Regulation FD Disclosure.

On August 7, 2003, The Gillette Company (the "Company") reported that James M. Kilts, Chairman and Chief Executive Officer, has extended his employment agreement for one year to January 19, 2005, following the expiration of his current three-year contract on January 19, 2004. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated August 7, 2003. Also attached as Exhibit 10 is a copy of the employment agreement as amended through August 6, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE GILLETTE COMPANY

                By: /s/ William J. Mostyn III,
                     Willliam J. Mostyn III
                     Secretary

August 7, 2003

EXHIBIT INDEX
Exhibit Number                        Description
10                                    Employment Agreement, dated January 19, 2001, between The Gillette
                                      Company and James M. Kilts, as amended through August 6, 2003

99                                    Press Release issued by The Gillette Company on August 7, 2003.